Household Finance Corporation
Household Revolving Home Equity Loan Trust 1996-2
Revolving Home Equity Loan Asset Backed Certificates - Series 1996-2
P & S Agreement Date:                                         November 1, 1996
Original Settlement Date:                                    November 26, 1996
Series Number of Class A-1 Certificates:                             441919AK3
Original Sale Balance:                                            $776,373,000

Servicer Certificate (Page 1 of 3)
Distribution Date:                                                   05/20/97
Investor Certificateholder Floating Allocation Percentage               97.50%
Investor Certificateholder Fixed Allocation Percentage                  97.50%
Aggregate Amount of  Collections                                 28,174,126.12
Aggregate Amount of  Interest Collections                         8,889,316.53
Aggregate Amount of  Principal Collections                       19,590,446.08
Class A Interest Collections                                      8,667,110.28
Class A Principal Collections                                    17,487,061.33
Seller Interest Collections                                         222,206.25
Seller Principal Collections                                      2,103,384.75
Weighted Average Loan Rate                                              13.65%
Net Loan Rate                                                           12.65%
Weighted Average Maximum Loan Rate                                      18.55%
Class A-1 Certificate Rate                                             5.8275%
Maximum Investor Certificate Rate                                     12.6500%
Class A-1 Certificate Interest Distributed                        3,625,316.20
Class A-1 Investor Certificate Interest Shortfall before Draw             0.00
Unpaid Class A-1 Certificate Interest Shortfall Received                  0.00
Unpaid Class A-1 Certificate Interest Shortfall Remaining                 0.00
Unpaid Class A-1 Carryover Interest Amount                                0.00
Maximum Principal Dist. Amount (MPDA)                            19,100,684.93
Alternative Principal Dist. Amount (APDA)                        17,487,061.33
Rapid Amortization Period? (Y=1, N=0)                                     0.00
Scheduled Principal  Distribution Amount (SPDA)                  17,487,061.33
Principal  allocable to Class A-1                                         0.00
SPDA deposited to Funding Account                                17,487,061.33
Subsequent Funding Mortgage Loans Purchased in Period            68,797,771.64
Cumulative Subsequent Funding Mortgage Loans Purchased           68,797,771.64
Accelerated Principal Distribution Amount                                 0.00
APDA allocable to Class A-1                                               0.00
Reimbursement to Credit Enhancer                                          0.00
Spread Trigger hit?                                                         No
Loss Trigger hit?                                                           No
Reduction in Certificate Principal Balance due to Current Class A-1
Liquidation Loss Amount                                             218,213.35
Cumulative Investor Liquidation Loss Amount                         218,213.35
Total Principal allocable to A-1                                    218,213.35
Beginning Class A-1 Certificate Principal Balance               772,268,128.80
Ending Class A-1 Certificate Principal Balance                  772,049,915.45
Pool Factor (PF)    0.9944317
Retransfer Deposit Amount (non 2.07 transfers)                            0.00
Servicing Fees Distributed                                          589,388.12
Beg. Accrued and Unpaid Inv. Servicing Fees                               0.00
Accrued and Unpaid Inv. Servicing Fees Recv'd                             0.00
End. Accrued and Unpaid Inv. Servicing Fees                               0.00
Number of Mortgage Loans Retransferred pursuant to 2.07                      0
Cumulative Number of Mortgage Loans Retransferred pursuant to 2.07           0
Mortgage Loans Retransferred pursuant to 2.07 ($)                         0.00
Cumulative Mortgage Loans Retransferred pursuant to 2.07 ($)              0.00
Aggregate Investor Liquidation Loss Amount                          218,213.35
Investor Loss Reduction Amount                                            0.00
Beginning Pool Balance                                          727,166,976.34
Ending Pool Balance                                             778,252,149.94
Beginning Invested Amount                                       776,249,532.80
Ending Invested Amount                                          776,031,319.45

Servicer Certificate (Page 2 of  3)
Distribution Date:   05/20/97

Beginning Seller Principal Balance                               19,901,228.14
Ending Seller Principal Balance                                  19,893,904.78
Additional Balances                                               2,103,384.75
Beginning Funding Account Balance                                68,983,784.60
Ending Funding Account Balance                                   17,673,074.29
Ending Funding Account Balance % (before any purchase of Subsequent Loans or
release to Certs.)                                                      10.86%
Ending Funding Account Balance % (after purchase of Subsequent Loans or
release to Certs.)                                                       2.22%
Principal Balance of Subsequent Funding Loans Purchased in Period68,797,771.64 Principal Collections to purchase Additional Balances and/or paid to Cert$0.00
Investment Earnings on Funding Account                             $305,636.49
Excess Funding Amount                                                    $0.00
Beginning Spread Account Balance                                  2,786,983.00
Ending Spread Account Balance                                     2,786,983.00
Beginning Seller Interest                                                2.74%
Ending Seller's Interest                                                 2.56%
Delinquency & REO Status
   30 - 59 days (Del Stat 1)
     No. of Accounts                                                     1,233
     Trust Balance                                               44,225,128.04
   60 - 89 days (Del Stat 2)
     No. of Accounts                                                       208
     Trust Balance                                                7,154,522.85
   90+ (Del Stat 3+)
     No. of Accounts                                                       300
     Trust Balance                                               11,180,531.90
   REO
     No. of Accounts                                                         3
     Trust Balance                                                   85,224.23
Rapid Amortization Event ?                                                  No
 Failure to make payment within 5 Business Days of Required Date ?          No
 Failure to perform covenant relating to Trust's Security Interest ?        No
 Failure to perform other covenants as described in the Agreement ?         No
 Breach of Representation or Warranty ?                                     No
 Bankruptcy, Insolvency or Receivership relating to Seller ?                No
Subject to Investment Company Act of 1940 Regulation ?                      No
 Servicing Termination ?                                                    No
 Aggregate of Credit Enhancement Draw Amounts exceed 1% of the Cut-off Balance
 and Pre-Funded Amou                                                        No
Event of Default ?                                                          No
Failure by Servicer to make payment within 5 Bus. Days of Required Date ? No Failure by Servicer to perform covenant relating to Trust's Security Interest?
                                                                            No
Failure by Servicer to perform other covenants as described in the Agreement?
                                                                            No
Bankruptcy, Insolvency or Receivership relating to Master Servicer ?        No
Trigger Event ?                                                             No
Policy Fee Distributed to Credit Enhancer (Paid directly from HFC)         N/A
Premium Distributed to Credit Enhancer                                    0.00
Amount Distributed to Seller                                      2,325,591.00
Master Servicer Credit Facility Amount                                    0.00
Guaranteed Principal Distribution Amount                                  0.00
Credit Enhancement Draw Amount                                            0.00
Spread Account Draw Amount                                                0.00
Capitalized Interest Account Draw                                         0.00
Amount re-imbursed to Credit Enhancer (5.01(a)(vi))                       0.00
Amount paid to Trustee                                                    0.00
Cumulative Draw under Policy                                              0.00
Net Yield                                                                6.55%


Servicer Certificate (Page 3 of  3)
Distribution Date:                                                    05/20/97

Total  Available Funds
 Aggregate Amount of Collections                                 28,174,126.12
 Deposit for principal not used to purchase subsequent loans              0.00
 Interest Earnings on the Funding Account                           305,636.49
 Total                                                           28,479,762.61
Application of Available Funds
 Servicing Fee                                                      589,388.12
 Prinicpal and Interest to Class A-1                              3,843,529.55
 Seller's portion of Principal and Interest                       2,325,591.00
 Funds deposited into Funding Account (Net)                      17,487,061.33
 Funds deposited into Spread  Account                                     0.00
 Excess funds released to Seller                                  4,234,192.61
 Total                                                           28,479,762.61


OFFICERS'S CERTIFICATE
All computations reflected in this Servicer Certificate were made in conformity with the Pooling and Servicing Agreement.

The attached Servicing Certificate is true and correct in all material respects.




A Servicing Officer




































Statement to Certificateholders (Page 1 of 1)
Distribution Date:                                               05/20/97

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000)
Class A Certificateholder Floating Allocation Percentage         97.5003%
Class A Certificateholder Fixed Allocation Percentage            97.5000%

Beginning Class A-1 Certificate Balance                   772,268,128.80
Class A-1 Certificate Rate                                      5.827500%
Class A-1 Certificate Interest Distributed                      4.669555
Class A-1 Certificate Interest Shortfall Distributed            0.000000
Remaining Unpaid Class A-1 Certificate Interest Shortfall       0.000000
Rapid Amortization Event ?                                            No
Class A-1 Certificate Principal Distributed                     0.281068
   Maximum Principal Distribution Amount                       24.602459
   Scheduled Principal  Distribution Amount (SPDA)             22.524046
   Accelerated Principal Distribution Amount                    0.000000
   Aggregate Investor Liquidation Loss Amount Distributed       0.281068
Total Amount Distributed to Certificateholders                  4.669555
Principal Collections deposited into Funding Account       17,487,061.33
Ending Funding Account Balance                             17,673,074.29
Ending Class A-1 Certificate Balance                      772,049,915.45
Class A-1 Factor                                               0.9944317
Pool Factor (PF)                                               0.9944317
Unreimbursed Liquidation Loss Amount                                  $0
Accrued Interest on Unreimbursed Liquidation Loss Amount              $0
Accrued & Unpaid Interest on Unreimbursed Liquidation Loss Amount     $0
Class A Servicing Fee                                         589,388.12
Beginning Invested Amount                                 776,249,532.80
Ending Invested Amount                                    776,031,319.45
Beginning Pool Balance                                    727,166,976.34
Ending Pool Balance                                       778,252,149.94
Spread Account Draw Amount                                          0.00
Credit Enhancement Draw Amount                                      0.00
DELINQUENCY & REO STATUS
   30 - 59 days (Del Stat 1)
     No. of Accounts                                               1,233
     Trust Balance                                         44,225,128.04
   60 - 89 days (Del Stat 2)
     No. of Accounts                                                 208
     Trust Balance                                          7,154,522.85
   90+ (Del Stat 3+)
     No. of Accounts                                                 300
     Trust Balance                                         11,180,531.90
   REO
     No. of Accounts                                                   3
     Trust Balance                                             85,224.23
Aggregate Liquidation Loss Amount for Liquidated Loans         95,823.88
Class A-1 Certificate Rate for Next Distribution Date      To be updated
Amount of any Draws on the Policy                                   0.00
Subsequent Mortgage Loans
 No. of Accounts                                                2,179.00
 Trust Balance                                             68,797,771.64
 Cumulative No. of Accounts                                     2,179.00
 Cumulative Trust Balance                                  68,797,771.64
Retransferred Mortgage Loans pursuant to 2.07
 Number of Mortgage Loans Retransferred pursuant to 2.07               0
 Cumulative Number of Mortgage Loans Retransferred pursuant to 2.07    0
 Mortgage Loans Retransferred pursuant to 2.07 ($)                  0.00
 Cumulative Mortgage Loans Retransferred pursuant to 2.07 ($)       0.00